SUPPLEMENT DATED FEBRUARY 1, 2002
                       TO THE PROSPECTUS OF INVESTEC FUNDS
                              DATED APRIL 26, 2001

I. On January 17, 2002, shareholders of Investec internet.com(TM) Index Fund ("internet.com Fund") and Investec Wireless World Fund(TM) ("Wireless Fund") approved proposals to merge each of those Funds into Investec Wired(R) Index Fund ("Wired Fund"). The internet.com Fund and Wireless Fund were merged into the Wired Fund on January 28, 2002.

II. On December 27, 2001, shareholders of Investec Asia New Economy Fund ("Asia New Economy Fund") approved a proposal to merge Asia New Economy Fund into Investec Asia Focus Fund (formerly known as Investec Asia Small Cap Fund). The Asia New Economy Fund was merged into the Investec Asia Focus Fund on January 28, 2002.

III. Shares of the internet.com, Wireless and Asia New Economy Funds are no longer being offered for sale pursuant to this Prospectus.

      Please keep this supplement for future reference.